Exhibit 10.1

EXECUTION VERSION

INCREMENTAL ASSUMPTION AGREEMENT dated as of March 4, 2019 (this “Agreement”), among CBRE SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), CBRE LIMITED, a limited company organized under the laws of England and Wales (with company no: 3536032) (the “U.K. Borrower”), CBRE LIMITED, a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CBRE PTY LIMITED, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CBRE LIMITED, a company organized under the laws of New Zealand (the “New Zealand Borrower”), CBRE GLOBAL ACQUISITION COMPANY, a société à responsabilité limitée organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 12C, Impasse Drosbach L-1882 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés, Luxembourg) under number B 150.692 (the “Luxembourg Borrower” and, together with the U.S. Borrower, the U.K. Borrower, the Canadian Borrower, the Australian Borrower and the New Zealand Borrower, the “Borrowers”), CBRE GROUP, INC., a Delaware corporation (“Holdings”), the INCREMENTAL TRANCHE A TERM LENDERS party hereto, the INCREMENTAL REVOLVING CREDIT LENDERS party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent.

A. Reference is made to the Credit Agreement dated as of October 31, 2017 (as amended, supplemented or modified prior to the date hereof, including by that certain Incremental Term Loan Assumption Agreement dated as of December 20, 2018, the “Credit Agreement”), among the Borrowers, Holdings, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent for the Lenders.

B. Holdings and the Borrowers have requested that, on the Effective Date (as defined below), (i) the persons set forth on Schedule I hereto (together with their permitted successors and assigns, the “Incremental Tranche A Term Lenders”) commit (the “Incremental Tranche A Term Loan Commitments”) to make Incremental Term Loans (the “Incremental Tranche A Term Loans”) to the U.S. Borrower in an aggregate principal amount of $300,000,000, (ii) the persons set forth on Schedule II hereto (together with their permitted successors and assigns, the “Incremental Domestic Revolving Credit Lenders”) provide Incremental Revolving Credit Commitments under the Credit Agreement (the “Incremental Domestic Revolving Credit Commitments”) to the U.S. Borrower in an aggregate principal amount equal to $2,300,000,000, (iii) the persons set forth on Schedule III hereto (together with their permitted successors and assigns, the “Incremental Multicurrency Revolving Credit Lenders”) provide Incremental Revolving Credit Commitments under the Credit Agreement (the “Incremental Multicurrency Revolving Credit Commitments”) to the U.S. Borrower, the Canadian Borrower, the New Zealand Borrower and the Australian Borrower in an aggregate principal amount equal to $200,000,000, (iv) the persons set forth on Schedule IV hereto (together with their permitted successors and assigns, the “Incremental U.K. Revolving Credit Lenders” and, together with the Incremental

Domestic Revolving Credit Lenders and the Incremental Multicurrency Revolving Credit Lenders, the “Incremental Revolving Credit Lenders”) provide Incremental Revolving Credit Commitments under the Credit Agreement (the “Incremental U.K. Revolving Credit Commitments” and, together with the Incremental Domestic Revolving Credit Commitments and the Incremental Multicurrency Revolving Credit Commitments, the “Incremental Revolving Credit Commitments”) to the U.S. Borrower and the U.K. Borrower in an aggregate principal amount equal to $300,000,000.

C. The Incremental Tranche A Term Lenders are willing to make the Incremental Tranche A Term Loans to the U.S. Borrower and the Incremental Revolving Credit Lenders are willing to provide the Incremental Revolving Credit Commitments to the applicable Borrower or Borrowers, in each case, on the Effective Date and on the terms and subject to the conditions set forth herein and in the Credit Agreement.

D. It is agreed that each of Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, JPMorgan Chase Bank, N.A., The Bank of Nova Scotia, HSBC Bank USA, N.A., MUFG Bank, Ltd. and The Royal Bank of Scotland plc will act as joint lead arrangers and joint bookrunners in respect of the incremental facilities established under this Agreement.

Accordingly, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Terms Generally. The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply mutatis mutandis to this Agreement. This Agreement shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents and, to the extent it relates to the making of Incremental Term Loans and the providing of Incremental Revolving Credit Commitments, an “Incremental Assumption Agreement” for all purposes of the Credit Agreement and the other Loan Documents. Capitalized terms used but not defined herein have the meanings assigned thereto in the Credit Agreement.

SECTION 2. Incremental Term Loans and Incremental Revolving Credit Commitments. (a) On the terms and subject to the conditions set forth herein and in the Credit Agreement and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, (i) each Incremental Tranche A Term Lender agrees, severally and not jointly, to make, on the Effective Date, an Incremental Tranche A Term Loan to the U.S. Borrower in an aggregate principal amount not to exceed its Incremental Tranche A Term Loan Commitment and (ii) each Incremental Revolving Credit Lender agrees, severally and not jointly, to provide, on the Effective Date, Incremental Revolving Credit Commitments to the applicable Borrower or Borrowers in an aggregate principal amount not to exceed its Incremental Revolving Credit Commitments hereunder. Amounts paid or prepaid in respect of the Incremental Tranche A Term Loans may not be reborrowed.

(b) The Incremental Tranche A Term Loan Commitment of each Incremental Tranche A Term Lender shall automatically terminate upon the earlier of (i) the making of the Incremental Tranche A Term Loans on the Effective Date and (ii) 5:00 p.m., New York City time, on March 4, 2019.

(c) On the Effective Date (i) the U.S. Borrower shall use the proceeds of the Incremental Tranche A Term Loans solely to prepay the aggregate principal amount of the Tranche A Loans outstanding under the Credit Agreement immediately prior to the Effective Date (the “Existing Tranche A Loans”), (ii) the Borrowers shall use the proceeds of new Revolving Loans to be made by the Incremental Revolving Credit Lenders in accordance with their Incremental Revolving Credit Commitments, together with cash on hand, to (A) prepay all of the Revolving Loans outstanding under the Credit Agreement immediately prior to the Effective Date (the “Existing Revolving Loans”) and (B) pay all accrued but unpaid interest on the Existing Tranche A Loans and the Existing Revolving Loans so prepaid, together with any fees and expenses relating thereto and (iii) all Revolving Credit Commitments in effect under the Credit Agreement immediately prior to the Effective Date shall be terminated and any Letters of Credit outstanding under such Revolving Credit Commitments shall, as of the Effective Date, be deemed outstanding under the Incremental Revolving Credit Commitments.

SECTION 3. Funding. To facilitate the funding of the Incremental Tranche A Term Loans on the Effective Date, (i) each Incremental Tranche A Term Lender with an outstanding Existing Tranche A Loan shall be deemed to have made to the U.S. Borrower an Incremental Tranche A Term Loan on the Effective Date in an aggregate principal amount equal to the lesser of (x) the aggregate outstanding principal amount of such Lender’s Existing Tranche A Term Loans and (y) the Incremental Tranche A Term Loan Commitment of such Lender set forth on Schedule I hereto and (ii) the U.S. Borrower shall be deemed to have prepaid on the Effective Date the aggregate outstanding principal amount of Existing Tranche A Loans of such Incremental Tranche A Term Lender; provided that (A) if the Incremental Tranche A Term Loan Commitment of any Incremental Tranche A Term Lender exceeds the aggregate principal amount of such Lender’s Existing Tranche A Loans, then such Lender shall be required to fund such excess to the U.S. Borrower, through the Administrative Agent, on the Effective Date, and (B) if the aggregate principal amount of Existing Tranche A Loans of such Lender exceeds the Incremental Tranche A Term Loan Commitment of such Lender, then the U.S. Borrower shall be required to pay such excess to such Lender, through the Administrative Agent, on the Effective Date, in each case, in immediately available funds and otherwise in accordance with the terms of the Credit Agreement.

SECTION 4. Terms and Conditions. (a) The Incremental Tranche A Term Loans shall constitute Specified Incremental Term Loans and Term Loans and the Incremental Tranche A Term Lenders shall be Incremental Term Lenders and Term Lenders for all purposes of the Credit Agreement and the other Loan Documents. As of the Effective Date, the Incremental Tranche A Term Loans shall have an initial Interest Period as set forth in the applicable Borrowing Request and shall otherwise have the terms set forth in the Credit Agreement as amended by Section 5 below. Section 2.26 of the Credit Agreement shall apply for the benefit of the Incremental Tranche A Term Loans as if the Incremental Tranche A Term Loans were the Tranche A Loans referred to therein.

(b) For all purposes of the Credit Agreement and the other Loan Documents, (i) the Incremental Domestic Revolving Credit Commitments shall constitute Specified Incremental Revolving Credit Commitments and Domestic Revolving Credit Commitments, the Incremental Domestic Revolving Credit Lenders shall be Domestic Revolving Credit Lenders, and Borrowings under the Incremental Domestic Revolving Credit Commitments shall constitute Domestic Revolving Loans and Revolving Loans, (ii) the Incremental Multicurrency Revolving Credit

Commitments shall constitute Specified Incremental Revolving Credit Commitments and Multicurrency Revolving Credit Commitments, the Incremental Multicurrency Revolving Credit Lenders shall be Multicurrency Revolving Credit Lenders, and Borrowings under the Incremental Multicurrency Revolving Credit Commitments shall constitute Multicurrency Revolving Loans and Revolving Loans and (iii) the Incremental U.K. Revolving Credit Commitments shall constitute Specified Incremental Revolving Credit Commitments and U.K. Revolving Credit Commitments, the Incremental U.K. Revolving Credit Lenders shall be U.K. Revolving Credit Lenders, and Borrowings under the Incremental U.K. Revolving Credit Commitments shall constitute U.K. Revolving Loans and Revolving Loans. As of the Effective Date, the Incremental Domestic Revolving Credit Commitments, the Incremental Multicurrency Revolving Credit Commitments and the Incremental U.K. Revolving Credit Commitments, and, in each case, the Borrowings thereunder, shall have the terms set forth in the Credit Agreement as amended by Section 5 below and Section 2.25 of the Credit Agreement shall apply for the benefit of the Incremental Revolving Credit Commitments as if the Incremental Revolving Credit Commitments were the Revolving Credit Commitments referred to therein and the Incremental Revolving Loans as if the Incremental Revolving Loans were the Revolving Loans referred to therein.

SECTION 5. Amendments to the Credit Agreement. As of the Effective Date, the Credit Agreement is hereby amended as follows:

(a) The definition of the term “Applicable Percentage” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the grid that appears therein in its entirety with the grid below:

Category	Credit Rating			Ticking Fee	Fixed Rate Spread Tranche A Loans	Daily Rate Spread Tranche A Loans	Fixed Rate Spread Revolving Loans	Daily Rate Spread Revolving Loans	Facility Fee Revolving Credit Commitments
	S&P	Fitch	Moody’s
Category 1	> A	A	A2	N/A	0.750%	0.0%	0.680%	0.0%	0.070%
Category 2	A-	A-	A3	N/A	0.875%	0.0%	0.785%	0.0%	0.090%
Category 3	BBB+	BBB+	Baa1	N/A	1.000%	0.0%	0.900%	0.0%	0.100%
Category 4	BBB	BBB	Baa2	N/A	1.150%	0.150%	1.000%	0.0%	0.150%
Category 5	< BBB-	< BBB-	< Baa3	N/A	1.250%	0.250%	1.075%	0.075%	0.175%

(b) The definition of the term “Revolving Credit Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Revolving Credit Maturity Date” shall mean March 4, 2024.

(c) The definition of the term “Tranche A Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Tranche A Maturity Date” shall mean March 4, 2024.

(d) Article I of the Credit Agreement is hereby amended by inserting the following text immediately after the end of Section 1.05 of the Credit Agreement as a new Section 1.06 of the Credit Agreement:

SECTION 1.06. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any person becomes the asset, right, obligation or liability of a different person, then it shall be deemed to have been transferred from the original person to the subsequent person, and (b) if any new person comes into existence, such new person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

(e) Section 2.22(a) of the Credit Agreement is hereby amended by replacing “$20,000,000” therein with “$5,000,000”.

SECTION 6. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each Loan Party party hereto represents and warrants to the Administrative Agent, each Issuing Bank, the N.Z. Swingline Lender and each other Lender (including each Incremental Revolving Credit Lender and each Incremental Tranche A Term Lender (each, an “Incremental Lender”)) that:

(a) This Agreement has been duly authorized, executed and delivered by such Loan Party, and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(b) Each of the representations and warranties made by such Loan Party in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

(c) No Event of Default or Default has occurred and is continuing as of the Effective Date after giving effect to this Agreement and the transactions contemplated hereby.

SECTION 7. Effectiveness. This Agreement, and the obligation of (i) each Incremental Tranche A Term Lender to make its Incremental Tranche A Term Loans and (ii) each Incremental Revolving Credit Lender to provide its Incremental Revolving Credit Commitments and to make extensions of credit thereunder, shall become effective as of the date on which each of the following conditions precedent shall have been satisfied (the “Effective Date”):

(a) The Administrative Agent shall have received duly executed counterparts of this Agreement which, when taken together, bear the signatures of each Loan Party, each Issuing Bank, the N.Z. Swingline Lender and each Incremental Lender.

(b) Each of the conditions set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement shall be satisfied, and the Administrative Agent shall have received a certificate to that effect dated as of the Effective Date and executed by a Responsible Officer of the U.S. Borrower.

(c) As of the Effective Date, and after giving effect to the making of the Incremental Tranche A Term Loans, the use of the proceeds thereof as provided for herein and the providing of the Incremental Revolving Credit Commitments, Holdings is in pro forma compliance with Section 6.05 and Section 6.06 of the Credit Agreement, and the Administrative Agent shall have received a certificate to that effect dated as of the Effective Date and executed by a Responsible Officer of the U.S. Borrower.

(d) The Administrative Agent shall have received (i) a favorable written opinion of (x) the General Counsel or Deputy General Counsel of the U.S. Borrower and (y) Simpson Thacher & Bartlett LLP, New York counsel for the Loan Parties, Bedell Cristin Jersey Partnership, Jersey counsel for the Loan Parties, AKD Benelux Lawyers, Netherlands counsel for the Loan Parties, Gowling WLG, U.K. counsel for the U.K. Borrower, McInnes Cooper, Canadian counsel for the Canadian Borrower, Allens, Australian counsel for the Australian Borrower, Maples and Calder (Luxembourg) SARL, Luxembourg counsel for any Loan Party incorporated in Luxembourg and Chapman Tripp, New Zealand counsel for the New Zealand Borrower, in each case addressed to the Administrative Agent, the Issuing Banks and the Lenders (including the Incremental Lenders), (ii) board resolutions and (iii) customary officer’s certificates, in each case, with respect to each Loan Party in form and substance substantially consistent with those delivered on the Closing Date. Holdings and the U.S. Borrower hereby request each such counsel to deliver such opinion.

(e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including all Upfront Fees (as defined below) and, to the extent invoiced one Business Day prior to the Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document.

(f) The Administrative Agent shall have received, at least two (2) Business Days prior to the Effective Date, all documentation and other information reasonably requested by it (on behalf of itself or any Lender) at least five (5) Business Days prior to the Effective Date that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, and to the extent that any Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 10.10.230 (the “Beneficial Ownership Regulation”), a certification regarding beneficial ownership in relation to, and signed by a Responsible Officer of, such Borrower.

(g) The Administrative Agent shall have received a Borrowing Request with respect to the Incremental Term Loans and each Revolving Loan or N.Z Swingline Loan to be made (or deemed to be made) on the Effective Date in accordance with Sections 2.03 and 2.22 of the Credit Agreement.

SECTION 8. Acknowledgement of Guarantors. Each of the Guarantors party hereto hereby acknowledges its receipt of a copy of this Agreement and its review of the terms and conditions hereof, and each of the Guarantors hereby consents to the terms and conditions of this Agreement and the transactions contemplated hereby, and hereby affirms and confirms its guarantee of the Obligations pursuant to the Guarantee Agreement (subject, for the Luxembourg Borrower and the Luxembourg Guarantor, to the applicable limitation of guarantee provided for in Section 2.01(b) of the Guarantee Agreement) and agrees that such guarantee shall continue to be in full force and effect and shall inure to the benefit of the Lenders (including the Incremental Lenders) in respect of the Obligations owed to them from time to time.

SECTION 9. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

SECTION 10. Fees. On the Effective Date, in consideration of the agreements of the Incremental Lenders contained in this Agreement, the Borrowers agree to pay to the Administrative Agent, in immediately available funds, for the account of each Incremental Lender, an upfront fee (the “Upfront Fee”), in an amount equal to 0.0625% of the sum of (x) such Incremental Lender’s aggregate Incremental Revolving Credit Commitments (whether used or unused) and (y) the principal amount of such Lender’s Incremental Tranche A Term Loans, in each case, as in effect immediately after giving effect to this Agreement. Once paid, the Upfront Fees shall not be refundable under any circumstances.

SECTION 11. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 12. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 13. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.

SECTION 14. Jurisdiction; Consent to Service of Process. (a) Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive general jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 15. Headings. Headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date and year first above written.

CBRE SERVICES, INC.,

by	/s/ Debbie Fan
Name: Debbie Fan
Title: Senior Vice President and Treasurer

CBRE GROUP, INC.,

by	/s/ Debbie Fan
Name: Debbie Fan
Title: Senior Vice President and Treasurer

[Signature Page to Incremental Assumption Agreement]

CBRE GLOBAL ACQUISITION COMPANY

By	/s/ Roberta Masson
Name: Roberta Masson
Title: Type B manager

[Signature Page to Incremental Assumption Agreement]

CBRE GLOBAL HOLDINGS, a société à

responsabilité limitée organized under the laws of

the Grand Duchy of Luxembourg, having its

registered office at 12C, Impasse Drosbach, L-1882

Luxembourg, Grand Duchy of Luxembourg and

registered with the Luxembourg Trade and

Companies Register (Registre de Commerce et des

Sociétés, Luxembourg) under number B 150.693

By	/s/ Roberta Masson
Name: Roberta Masson Title: Type B manager

[Signature Page to Incremental Assumption Agreement]

CBRE, Inc.

CBRE Global Investors, Inc.

CBRE Global Investors, LLC

CBRE Capital Markets of Texas, LP

CBRE Capital Markets, Inc.

CBRE Clarion CRA Holdings, Inc.

CBRE Clarion REI Holding, Inc.

CBRE Government Services, LLC

CBRE/LJM –Nevada, Inc.

CBRE Partner, Inc.

CBRE Technical Services, LLC

CB/TCC, LLC

Trammell Crow Company, LLC

CBRE GWS LLC

CBRE Business Lending, Inc.

CBRE Consulting, Inc.

CBRE/LJM Mortgage Company, L.L.C.

Insignia/ESG Capital Corporation

by	/s/ Debbie Fan
Name: Debbie Fan Title: Senior Vice President and Treasurer

[Signature Page to Incremental Assumption Agreement]

Trammell Crow Development & Investment, Inc.

by	/s/ Michael S. Duffy
Name: Michael S. Duffy Title: Executive Vice President

[Signature Page to Incremental Assumption Agreement]

CBRE LIMITED, a limited company organized under the laws of England and Wales,

by	/s/ Martin Samworth
Name: Martin Samworth Title: Director

by	/s/ Ciaran Bird
Name: Ciaran Bird Title: Director

[Signature Page to Incremental Assumption Agreement]

CBRE LIMITED, a corporation organized under the laws of the province of New Brunswick,

by	/s/ Jeff Cook
Name: Jeff Cook Title: SVP Finance

[Signature Page to Incremental Assumption Agreement]

Executed in accordance with section 127 of the Corporations Act 2001 (Cth) by CBRE PTY LIMITED:

by	/s/ Philip Andrew Rowland
Name: Philip Andrew Rowland Title: Director

by	/s/ Leah Jeanell Boyd
Name: Leah Jeanell Boyd Title: Company Secretary

[Signature Page to Incremental Assumption Agreement]

CBRE LIMITED, a company organized under the laws of New Zealand,

by	/s/ Brent David McGregor
Name: Brent David McGregor Title: Director

by	/s/ Philip Andrew Rowland
Name: Philip Andrew Rowland Title: Director

[Signature Page to Incremental Assumption Agreement]

CB/TCC GLOBAL HOLDINGS LIMITED,

by	/s/ Marcus Smith
Name: Marcus Smith

by	/s/ Pasha Zargarof
Name: Pasha Zargarof

[Signature Page to Incremental Assumption Agreement]

RELAM AMSTERDAM HOLDINGS B.V.,

By:	Intertrust Management B.V., its managing director

/s/ Gert Jan Rietberg
Name: Gert Jan Rietberg Title: Proxy holder

By:	Intertrust Management B.V., its managing director

/s/ L. Kuiters
Name: L. Kuiters Title: Proxy Holder A

[Signature Page to Incremental Assumption Agreement]

CBRE LIMITED PARTNERSHIP,

By:	CBRE PARTNER, INC., its general partner

/s/ Debbie Fan
Name: Debbie Fan Title: SVP and Treasurer

[Signature Page to Incremental Assumption Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,

by	/s/ William O’Daly
Name: William O’Daly Title: Authorized Signatory

by	/s/ Brady Bingham
Name: Brady Bingham Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL ASSUMPTION AGREEMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Tranche A Term Lender, an Incremental Domestic Revolving Credit Lender, an Incremental Multicurrency Revolving Credit Lender and an Incremental U.K. Revolving Credit Lender:

Name of Institution: Wells Fargo Bank, N.A.

by	/s/ Charles Wilmot
Name: Charles Wilmot Title: Senior Vice President

For any Lender requiring a second signature line:

by
Name: Title:

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL ASSUMPTION AGREEMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Tranche A Term Lender, an Incremental Domestic Revolving Credit Lender, an Incremental Multicurrency Revolving Credit Lender and an Incremental U.K. Revolving Credit Lender:

Name of Institution: Bank of America, N.A.

by	/s/ Suzanne E. Pickett
Name: Suzanne E. Pickett Title: Senior Vice President

For any Lender requiring a second signature line:

by
Name: Title:

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL ASSUMPTION AGREEMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental U.K. Revolving Credit Lender:

Name of Institution: Bank of America Merrill Lynch International Designated Activity Company

by	/s/ Christopher Coney
Name: Christopher Coney Title: Vice President

For any Lender requiring a second signature line:

by
Name: Title:

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL ASSUMPTION AGREEMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Multicurrency Revolving Credit Lender:

Name of Institution: Bank of America, N.A. (Canada branch)

by	/s/ Medina Sales de Andrade
Name: Medina Sales de Andrade Title: Vice President

For any Lender requiring a second signature line:

by
Name: Title:

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL ASSUMPTION AGREEMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Tranche A Term Lender, an Incremental Domestic Revolving Credit Lender, an Incremental Multicurrency Revolving Credit Lender and an Incremental U.K. Revolving Credit Lender:

Name of Institution: HSBC Bank USA, N.A.

by	/s/ Ilene Hernandez
Name: Ilene Hernandez
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL ASSUMPTION AGREEMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Tranche A Term Lender, an Incremental Domestic Revolving Credit Lender, an Incremental Multicurrency Revolving Credit Lender and an Incremental U.K. Revolving Credit Lender:

Name of Institution: MUFG BANK, LTD.

by	/s/ Jeffrey Flagg
Name: Jeffrey Flagg
Title: Director

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL ASSUMPTION AGREEMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Tranche A Term Lender, an Incremental Domestic Revolving Credit Lender, an Incremental Multicurrency Revolving Credit Lender and an Incremental U.K. Revolving Credit Lender:

Name of Institution: The Bank of Nova Scotia

by	/s/ Winston Lua
Name: Winston Lua
Title: Director

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL ASSUMPTION AGREEMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Domestic Revolving Credit Lender, an Incremental Multicurrency Revolving Credit Lender and an Incremental U.K. Revolving Credit Lender:

Name of Institution: JPMorgan Chase Bank, N.A.

by	/s/ Chiara Carter
Name: Chiara Carter
Title: Executive Director

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL ASSUMPTION AGREEMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Tranche A Term Lender, an Incremental Domestic Revolving Credit Lender, and an Incremental U.K. Revolving Credit Lender:

Name of Institution: The Royal Bank of Scotland Plc

by	/s/ Robert Budgen
Name: Robert Budgen
Title: Director

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL ASSUMPTION AGREEMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Domestic Revolving Credit Lender, an Incremental Multicurrency Revolving Credit Lender and an Incremental U.K. Revolving Credit Lender:

Name of Institution: Barclays Bank PLC

by	/s/ Amir Barash
Name: Amir Barash
Title: Director
Executed in New York

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL ASSUMPTION AGREEMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Domestic Revolving Credit Lender, an Incremental Multicurrency Revolving Credit Lender and an Incremental U.K. Revolving Credit Lender:

Name of Institution: ING Bank N.V., Dublin Branch

by	/s/ Sean Hassett
Name: Sean Hassett
Title: Director

For any Lender requiring a second signature line:

by	/s/ Ciaran Dunne
Name: Ciaran Dunne
Title: Director

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL ASSUMPTION AGREEMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Tranche A Term Lender, an Incremental Domestic Revolving Credit Lender, an Incremental Multicurrency Revolving Credit Lender and an Incremental U.K. Revolving Credit Lender:

Name of Institution: CITIBANK, N.A.

by	/s/ David Jaffe
Name: David Jaffe
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL ASSUMPTION AGREEMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Domestic Revolving Credit Lender, an Incremental Multicurrency Revolving Credit Lender and an Incremental U.K. Revolving Credit Lender:

Name of Institution: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

by	/s/ William O’Daly
Name: William O’Daly
Title: Authorized Signatory

For any Lender requiring a second signature line:

by	/s/ Brady Bingham
Name: Brady Bingham
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL ASSUMPTION AGREEMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Tranche A Term Lender and an Incremental Domestic Revolving Credit Lender:

Name of Institution: Branch Banking and Trust Company

by	/s/ Vicount P. Cornwall
Name: Vicount P. Cornwall
Title: Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL ASSUMPTION AGREEMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Tranche A Term Lender, an Incremental Domestic Revolving Credit Lender, an Incremental Multicurrency Revolving Credit Lender and an Incremental U.K. Revolving Credit Lender:

Name of Institution: Santander Bank, N.A.

by	/s/ Andres Barbosa
	Name:	Andres Barbosa
	Title:	Executive Director

For any Lender requiring a second signature line:

by	/s/ Daniel Kostman
	Name:	Daniel Kostman
	Title:	Executive Director

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL ASSUMPTION AGREEMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Tranche A Term Lender and Incremental Domestic Revolving Credit Lender only:

Name of Institution: U.S. Bank National Association

by	/s/ Glenn Leyrer
	Name:	Glenn Leyrer
	Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL ASSUMPTION AGREEMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Tranche A Term Lender, an Incremental Domestic Revolving Credit Lender, an Incremental Multicurrency Revolving Credit Lender and an Incremental U.K. Revolving Credit Lender:

Name of Institution: Australia and New Zealand Banking Group Limited

by	/s/ Robert Grillo
	Name:	Robert Grillo
	Title:	Director

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL ASSUMPTION AGREEMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Tranche A Term Lender and an Incremental Domestic Revolving Credit Lender:

Name of Institution: The Bank of New York Mellon

by	/s/ Rick Laudisi
	Name:	Rick Laudisi
	Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL ASSUMPTION AGREEMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Tranche A Term Lender, an Incremental Domestic Revolving Credit Lender, an Incremental Multicurrency Revolving Credit Lender and an Incremental U.K. Revolving Credit Lender:

Name of Institution: LLOYDS BANK CORPORATE MARKETS PLC

by	/s/ Allen McGuire
	Name:	Allen McGuire
	Title:	Assistant Vice President – M004

For any Lender requiring a second signature line:

by	/s/ Kamala Basdeo
	Name:	Kamala Basdeo
	Title:	Assistant Vice President – B002

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL ASSUMPTION AGREEMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Tranche A Term Lender, an Incremental Domestic Revolving Credit Lender, an Incremental Multicurrency Revolving Credit Lender and an Incremental U.K. Revolving Credit Lender:

Name of Institution: PNC BANK, NATIONAL ASSOCIATION

by	/s/ David C. Drouillard
	Name:	David C. Drouillard
	Title:	Sr. Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL ASSUMPTION AGREEMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Tranche A Term Lender and an Incremental Domestic Revolving Credit Lender:

Name of Institution: Bank of China Los Angeles Branch

by	/s/ Yong Ou
	Name:	Yong Ou
	Title:	SVP & Deputy Branch Manager

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL
ASSUMPTION AGREEMENT DATED AS OF
THE DAY AND YEAR FIRST WRITTEN
ABOVE, RELATING TO THE CREDIT
AGREEMENT DATED AS OF OCTOBER 31,
2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Tranche A Term Lender and an Incremental Domestic Revolving Credit Lender:

Name of Institution: KEYBANK NATIONAL ASSOCIATION

by	/s/ Geoff Smith
	Name:	Geoff Smith
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL
ASSUMPTION AGREEMENT DATED AS OF
THE DAY AND YEAR FIRST WRITTEN
ABOVE, RELATING TO THE CREDIT
AGREEMENT DATED AS OF OCTOBER 31,
2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Tranche A Term Lender, an Incremental Domestic Revolving Credit Lender, an Incremental Multicurrency Revolving Credit Lender and an Incremental U.K. Revolving Credit Lender:

Name of Institution: Societe Generale

by	/s/ Andrew Johnman
	Name:	Andrew Johnman
	Title:	Director

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL
ASSUMPTION AGREEMENT DATED AS OF
THE DAY AND YEAR FIRST WRITTEN
ABOVE, RELATING TO THE CREDIT
AGREEMENT DATED AS OF OCTOBER 31,
2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Tranche A Term Lender and an Incremental Domestic Revolving Credit Lender:

Name of Institution: Fifth Third Bank

by	/s/ Michael P. Perillo
	Name:	Michael P. Perillo
	Title:	Director

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL ASSUMPTION AGREEMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Tranche A Term Lender, an Incremental Domestic Revolving Credit Lender, an Incremental Multicurrency Revolving Credit Lender and an Incremental U.K. Revolving Credit Lender:

Name of Institution: Associated Bank, N.A.

by	/s/ Edward U. Notz, Jr.
	Name:	Edward U. Notz, Jr.
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL ASSUMPTION AGREEMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Tranche A Term Lender and an Incremental Domestic Revolving Credit Lender:

Name of Institution: Comerica Bank

by	/s/ Mark C. Skrzynski Jr.
	Name:	Mark C. Skrzynski Jr.
	Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL ASSUMPTION AGREEMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Tranche A Term Lender and an Incremental Domestic Revolving Credit Lender:

Name of Institution: FIRST COMMERCIAL BANK, LTD., NEW YORK BRANCH

by	/s/ Terry Y. G. Ju
	Name:	Terry Y. G. Ju
	Title:	S.V.P & General Manager

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL ASSUMPTION AGREEMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Tranche A Term Lender and an Incremental Domestic Revolving Credit Lender:

Name of Institution: MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., NEW YORK BRANCH

by	/s/ Tsung-Yao Tsai
	Name:	Tsung-Yao Tsai
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL ASSUMPTION AGREEMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Tranche A Term Lender and an Incremental Domestic Revolving Credit Lender:

Name of Institution: Bank of Hawaii

by	/s/ Michael Lee
	Name:	Michael Lee
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Incremental Assumption Agreement]

SIGNATURE PAGE TO INCREMENTAL ASSUMPTION AGREEMENT DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2017, OF CBRE SERVICES, INC.

To execute this Amendment as an Incremental Tranche A Term Lender, an Incremental Domestic Revolving Credit Lender, and an Incremental U.K. Revolving Credit Lender:

Name of Institution: Danske Bank A/S

by	/s/ Gert Carstens
	Name:	Gert Carstens
	Title:	Senior Loan Manager

For any Lender requiring a second signature line:

by	/s/ Corinne Akstrup
	Name:	Corinne Akstrup
	Title:	Senior Loan Manager

[Signature Page to Incremental Assumption Agreement]

SCHEDULE I

INCREMENTAL TRANCHE A TERM LENDERS

LENDER	AMOUNT
WELLS FARGO BANK, NATIONAL ASSOCIATION	$35,288,849.47
BANK OF AMERICA, N.A.	$21,387,020.17
HSBC BANK USA, N.A.	$21,387,020.17
MUFG BANK, LTD.	$21,387,020.17
THE BANK OF NOVA SCOTIA	$21,387,020.17
THE ROYAL BANK OF SCOTLAND PLC	$22,156,379.58
CITIBANK, N.A.	$14,788,732.40
BRANCH BANKING & TRUST COMPANY	$46,514,222.67
SANTANDER BANK, N.A.	$10,563,380.28
U.S. BANK NATIONAL ASSOCIATION	$12,295,081.92
AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED	$9,677,419.35
THE BANK OF NEW YORK MELLON	$8,986,175.12
LLOYDS BANK CORPORATE MARKETS PLC	$7,258,064.52
PNC BANK, NATIONAL ASSOCIATION	$6,338,028.17
BANK OF CHINA LOS ANGELES BRANCH	$7,377,049.18
KEYBANK NATIONAL ASSOCIATION	$7,377,049.18
SOCIETE GENERALE	$4,225,352.10
FIFTH THIRD BANK	$4,918,032.79
ASSOCIATED BANK, N.A.	$2,957,746.45
COMERICA BANK	$8,000,000.00
FIRST COMMERCIAL BANK, LTD., NEW YORK BRANCH	$1,967,213.12
MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., NEW YORK BRANCH	$1,770,491.80
BANK OF HAWAII	$1,475,409.84
DANSKE BANK A/S	$517,241.38

TOTAL:	$300,000,000.00

SCHEDULE II

INCREMENTAL DOMESTIC REVOLVING CREDIT LENDERS

LENDER	AMOUNT
WELLS FARGO BANK, NATIONAL ASSOCIATION	$146,089,618.94
BANK OF AMERICA, N.A.	$146,089,618.84
HSBC BANK USA, N.A.	$146,089,618.84
MUFG BANK, LTD.	$146,089,618.84
THE BANK OF NOVA SCOTIA	$146,089,618.84
JPMORGAN CHASE BANK, N.A.	$146,089,618.84
THE ROYAL BANK OF SCOTLAND PLC	$146,089,618.84
BARCLAYS BANK PLC	$150,352,112.70
ING BANK N.V., DUBLIN BRANCH	$150,352,112.68
CITIBANK, N.A.	$113,380,281.70
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$110,892,857.15
BRANCH BANKING & TRUST COMPANY	$65,000,000.00
SANTANDER BANK, N.A.	$80,985,915.50
U.S. BANK NATIONAL ASSOCIATION	$94,262,295.08
AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED	$74,193,548.39
THE BANK OF NEW YORK MELLON	$68,894,009.22
LLOYDS BANK CORPORATE MARKETS PLC	$55,645,161.29
PNC BANK, NATIONAL ASSOCIATION	$48,591,549.30
BANK OF CHINA LOS ANGELES BRANCH	$56,557,377.05
KEYBANK NATIONAL ASSOCIATION	$56,557,377.05
SOCIETE GENERALE	$32,394,366.20
FIFTH THIRD BANK	$37,704,918.03
ASSOCIATED BANK, N.A.	$22,676,056.33
COMERICA BANK	$15,000,000.00
FIRST COMMERCIAL BANK, LTD., NEW YORK BRANCH	$15,081,967.21
MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., NEW YORK BRANCH	$13,573,770.49
BANK OF HAWAII	$11,311,475.41
DANSKE BANK A/S	$3,965,517.24

TOTAL:	$2,300,000,000.00

SCHEDULE III

INCREMENTAL MULTICURRENCY REVOLVING CREDIT LENDERS

LENDER	AMOUNT
WELLS FARGO BANK, NATIONAL ASSOCIATION	$22,238,836.26
BANK OF AMERICA, N.A.	$22,238,836.24
HSBC BANK USA, N.A.	$22,238,836.24
MUFG BANK, LTD.	$22,238,836.24
THE BANK OF NOVA SCOTIA	$22,238,836.24
JPMORGAN CHASE BANK, N.A.	$22,238,836.24
BARCLAYS BANK PLC	$9,859,154.93
ING BANK N.V., DUBLIN BRANCH	$9,859,154.93
CITIBANK, N.A.	$9,859,154.93
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$9,642,857.14
SANTANDER BANK, N.A.	$7,042,253.52
AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED	$6,451,612.90
LLOYDS BANK CORPORATE MARKETS PLC	$4,838,709.68
PNC BANK, NATIONAL ASSOCIATION	$4,225,352.11
SOCIETE GENERALE	$2,816,901.41
ASSOCIATED BANK, N.A.	$1,971,830.99

TOTAL:	$200,000,000.00

SCHEDULE IV

INCREMENTAL U.K. REVOLVING CREDIT LENDERS

LENDER	AMOUNT
WELLS FARGO BANK, NATIONAL ASSOCIATION	$28,518,897.85
BANK OF AMERICA, N.A.	$28,518,897.83
HSBC BANK USA, N.A.	$28,518,897.83
MUFG BANK, LTD.	$28,518,897.83
THE BANK OF NOVA SCOTIA	$28,518,897.83
JPMORGAN CHASE BANK, N.A.	$28,518,897.83
THE ROYAL BANK OF SCOTLAND PLC	$28,518,897.83
BARCLAYS BANK PLC	$14,788,732.39
ING BANK N.V., DUBLIN BRANCH	$14,788,732.39
CITIBANK, N.A.	$14,788,732.39
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$14,464,285.71
SANTANDER BANK, N.A.	$10,563,380.28
AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED	$9,677,419.36
LLOYDS BANK CORPORATE MARKETS PLC	$7,258,064.51
PNC BANK, NATIONAL ASSOCIATION	$6,338,028.17
SOCIETE GENERALE	$4,225,352.11
ASSOCIATED BANK, N.A.	$2,957,746.48
DANSKE BANK A/S	$517,241.38

TOTAL:	$300,000,000.00